PURCHASE OF SPECIAL WARRANTS (United States)


TO:               HEALTHCARE CAPITAL CORP.

1. The undersigned hereby irrevocably agrees to purchase ____________ special share purchase warrants (the "Special Warrants") of HealthCare Capital Corp. (the "Corporation") for an aggregate consideration of $ (the "Purchase Price"), representing a purchase price of US$1.25 per Special Warrant. Each Special Warrant shall entitle the holder to acquire one (1) Common Share (a "Common Share") of the Corporation and one (1) Common Share Purchase Warrant (a "Warrant") at no additional cost at any time on or after the issue of the Special Warrants, to and until 4:30 p.m. (Calgary time) (the "Expiry Time") on the earlier of (a) the date which is five (5) days after the date upon which a receipt is issued by the securities commission in each of the Provinces of Alberta and British Columbia (the "Filing Provinces") for the Prospectus qualifying the Common Shares and Warrants to be distributed on the exercise of the Special Warrants; and (b) September 23, 1997.

                  The Warrants shall expire on August 31, 1998. Each Warrant entitles the holder to subscribe for one (1) additional Common Share of the Corporation at a subscription price of US$2.00 until the expiry thereof. After the Registration Date (defined as the day on which a receipt is issued for the final prospectus and all deficiencies cleared by the applicable securities commissions) should the closing bid for the Corporation's common shares be at a price in excess of US$3.00 per common share, or the Canadian equivalent thereof, for a period of twenty (20) consecutive trading days (as traded on The Alberta Stock Exchange or another more senior North American exchange), the Corporation has the option, on 45 days written notice to the undersigned at the address provided below, to force the exercise or cancellation of the Warrant.

                  Any Special Warrants not exercised on or before the Expiry Time shall be deemed to have been exercised immediately prior to the Expiry Time without any further action on the part of the holder thereof.

2. The Special Warrants will be duly and validly created and issued pursuant to the terms of a warrant indenture (the "Special Warrant Indenture") dated September 17, 1996 between the Corporation and The R-M Trust Company of Canada (the "Trustee"), as trustee. The subscription proceeds from the sale of the Special Warrants will be deposited in the Corporation's bank accounts and unconditionally available to the Corporation upon receipt. The Special Warrant Indenture provides that, in the event a receipt for the Prospectus is not obtained from the securities commission or similar regulatory authority in each of the Filing Provinces on or prior to the date which is 120 days from the Final Closing Date (hereinafter defined), each holder of the Special Warrants shall be entitled to receive, upon the exercise or deemed exercise of the Special Warrants, 1.1 times the number of Common Shares and 1.1 times the number of Warrants to which he would otherwise be entitled to receive, without additional payment.



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3. By executing this Purchase Agreement,  the undersigned  represents,  warrants and covenants to the Corporation (and acknowledges that the Corporation is relying thereon) that:

         (a) it has been independently advised as to the applicable hold period imposed in respect of the Special Warrants and the
                  Common Shares and Warrants distributable upon the exercise thereof by securities legislation in the jurisdiction in which it resides and confirms that no representation has been made respecting the applicable hold periods for the Special Warrants or the Common Shares and Warrants distributable upon the exercise thereof and it is aware of the risks and other characteristics of the Special Warrants and of the fact that the undersigned may not be able to resell the Special Warrants or the Common Shares and Warrants distributable upon the exercise thereof, except in accordance with applicable securities legislation and regulatory policy;

         (b)      notwithstanding subparagraph 3(a) above:

                (i) it shall be bound and shall abide by the same hold period applicable to Alberta resident purchasers of the Special Warrants imposed in respect thereof applicable by Alberta securities legislation (the "Alberta Hold Period") such hold period being: (1) one year from September 23, 1996 in respect of the Common Share issuable upon the exercise or deemed exercise of the Special Warrant and; (2) eighteen months from September 23, 1996 in respect of the Warrant issuable upon the exercise or deemed exercise of the Special Warrant; unless cleared earlier by prospectus as contemplated by paragraph 1 of this Purchase Agreement;

               (ii) it expressly acknowledges that it shall not be entitled to resell the Special Warrants or Common Shares and Warrants distributable upon the exercise thereof until the expiry of the Alberta Hold Period; and

              (iii) it consents to the endorsement on the certificate or certificates representing the Special Warrants and the Common Shares distributable upon the exercise thereof of a legend consistent with the provisions of this subparagraph 3(b);

         (c) except as provided in subparagraph (d) of this paragraph 3, it has not received, nor has it requested, nor does it have any need to receive, any offering memorandum, or any other document (other than financial statements, interim financial statement or any other document the content of which is prescribed by applicable statute or regulation) describing the business and affairs of the Corporation in order to assist it in making an investment decision in respect of the Special Warrants, and it has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Special Warrants;

         (d) it has executed this agreement in the United States and has concurrently executed and delivered a Representation Letter in the form attached as Exhibit 1 to this Purchase Agreement, has received and reviewed a copy of the United States Confidential Offering Memorandum of the Corporation dated October 16, 1996 in relation to the Special Warrants and has been afforded an opportunity to obtain, and has received, all information requested by it;

         (e) the undersigned has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or where it is not purchasing as principal, the accounts as to which the undersigned exercises investment discretion and has authority to make and does make the representations contained in this Purchase Agreement, each beneficial purchaser is able to bear the economic risk of loss of its investment;

         (f)   (i)          it  is  purchasing  the  Special   Warrants  as
                            principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Special
                            Warrants; or

                (ii) if it is not purchasing as principal, it is duly authorized to enter into this Purchase Agreement and to execute all documentation in connection with the purchase of the Special Warrants on behalf of each beneficial purchaser, it is aware that the Corporation is required by law to disclose, on a confidential basis, to certain regulatory authorities the identity of each beneficial purchaser of Special Warrants for whom it may be acting;

         (g) it understands and acknowledges that the Corporation has the right to instruct the transfer agent of the Special Warrants and Common Shares and Warrants not to record a transfer by any person in the United States without first being notified by the Corporation that it is satisfied that such transfer is exempt from or not subject to registration under the U.S. Securities Act and any applicable state securities laws;

         (h) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the undersigned will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Special Warrants or Common Shares (including, without limitation, any undertaking required by The Alberta Stock Exchange);

         (i) it understands that the Corporation is incorporated outside the United States, and there may be material tax consequences to it of the acquisition, holding or disposition of Common Shares, Warrants or Common Shares issuable upon exercise of the Warrants, that the Corporation gives no opinion nor makes any representation with respect to the tax consequences under United States federal, state or local or foreign tax law of the acquisition, holding or disposition of these securities, and that the undersigned should consult its own tax advisors about the United States federal, state and local and foreign tax consequences of acquiring, holding or disposing of these securities;

         (j) it understands and agrees that the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies;

         (k) it acknowledges that the enforcement by investors of civil liabilities under the United States federal securities laws may be adversely affected by the fact that the Corporation was organized under the laws of Alberta, Canada, that a substantial number of the Corporation's officers and directors are not citizens or residents of the United States, and that a substantial portion of the Corporation's assets and the assets of said persons are located outside of the United States. The undersigned acknowledges that there are questions as to: (i) whether investors will be able to effect service of process within the United States upon such persons; (ii) whether investors will be able to enforce, in United States courts, judgements against such persons obtained in such courts predicated upon the civil liability provisions of the federal securities laws; (iii) whether appropriate foreign courts would enforce judgements of United States courts obtained in actions against such persons predicated upon the civil liability provisions of the federal securities laws, and (iv) whether the appropriate foreign courts would enforce, in original actions, liabilities against such persons predicated solely upon the federal securities laws; and

         (l) this Purchase Agreement has been duly and validly authorized, executed and delivered by, and constitutes a legal, valid, binding and enforceable obligation, of the undersigned.

                  The undersigned agrees that the above representations, warranties and covenants will be true and correct both as of the execution of this subscription and as of the Closing Time and will survive the completion of the issuance of the Special Warrants.

4. The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon by the Corporation in determining the undersigned's suitability as a purchaser of Special Warrants, or (if applicable) the suitability of others on whose behalf it is contracting to purchase Special Warrants. The undersigned undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the undersigned set forth herein which takes place prior to the Closing Time (as hereinafter defined).

5. It is proposed that there will be two closings for this offering. The sale of the initial tranche of Special Warrants will be completed at the head office of the Corporation, in

Vancouver, British Columbia, at 5:00 p.m. (Vancouver time) (the "Closing Time") on October 31, 1996 (the "Closing Date"). At the Closing Time on the Closing Date, or as soon thereafter as may be reasonable, the Corporation shall deliver to the Purchaser the certificate representing the Special Warrants prepared in accordance with the terms of the Special Warrant Indenture.
 The closing of the second tranche of Special Warrants will be completed at the head office of the Corporation, in Vancouver, British Columbia at 5:00 p.m. (Vancouver time) (the "Final Closing Time") on November 15, 1996; or such other date as the Corporation, Sunrise Securities Corporation of New York, New York ("Sunrise") and Dallas Research & Trading Inc., of Dallas, Texas ("Dallas") (Sunrise and Dallas referred to collectively herein as the "US Agents") (the "Final Closing Date"). At the Final Closing Time on the Final Closing Date, or as soon thereafter as may be reasonable, the Corporation shall deliver to the Purchaser the certificate representing the Special Warrants prepared in accordance with the terms of he Special Warrant Indenture.

6. The Corporation covenants to the US Agents and to the undersigned that it will:

         (a) prepare and file, using its reasonable best efforts to do so on or before the day which is 45 days from the Closing Date, under the applicable securities laws, regulations and rules of British Columbia and Alberta (collectively the "Qualifying Jurisdictions"), preliminary prospectus (the "Preliminary Prospectus"), together with the required supporting documents, to qualify the distribution of Common Shares and Warrants issuable on the exercise or deemed exercise of the Special Warrants (including any Special Warrants taken down by the US Agents), the Common Shares issuable upon the exercise of warrants, the warrants issuable to the US agents in respect of the US Agents Options (the Option Warrants) and the Common Shares issuable upon the exercise of the Option Warrants (such securities collectively referred to in this paragraph 6 as the "Underlying Securities");

         (b) use its reasonable best efforts to address as expeditiously as possible the comments made in respect of the preliminary Prospectus by the securities regulatory authorities (the "Canadian Securities Commissions") of the Qualifying Jurisdictions; and

         (c) prepare and file, using its reasonable best efforts to do so on or before the day which is 120 days from Final Closing date, under the applicable securities laws of the Qualifying Jurisdictions, a final prospectus (the "Final Prospectus"), together with the required supporting documents, and use its reasonable best efforts to expeditiously obtain receipts for the Final Prospectus from the Securities commissions and take all other steps and proceedings that may be necessary in order to qualify, under the applicable securities legislation of the Qualifying Jurisdictions, and the rules, policies, interpretation notices and orders of the Canadian Securities Commissions (the "Applicable Securities Laws") the distribution of the Underlying Securities.

7. In the event that a holder of a Special Warrant who acquires a Common Share and Warrant upon the exercise of the Special Warrant is or becomes entitled under applicable securities legislation to the remedy of rescission by reason of the Prospectus or any amendment thereto containing a misrepresentation, such holder shall, subject to available defences and any limitation period under applicable securities legislation, be entitled to rescission not only of the holder's exercise of its Special Warrant(s) but also of the private placement transaction pursuant to which the Special Warrants were initially acquired, and shall be entitled in connection with such rescission to a full refund of all consideration paid on the acquisition of the Special Warrants. In the event such holder is a permitted assignee of the interest of the original Special Warrant subscriber, such permitted assignee shall be entitled to exercise the rights of rescission and refund granted hereunder as if such permitted assignee was such original subscriber. The foregoing is in addition to any other right or remedy available to a holder of the Special Warrant under section 168 of the Securities Act (Alberta), equivalent provisions of securities laws in the other provinces of Canada or otherwise at law.

8. The undersigned expressly waives and releases the Corporation from all rights of withdrawal to which it might otherwise be entitled pursuant to Section 106(1) of the Securities Act (Alberta) or equivalent provisions of securities laws in the other provinces of Canada or jurisdictions.

9. The undersigned, if subscribing for the first tranche of Special Warrants, agrees to deliver to the US Agent which solicits its subscription not later than 5:00 p.m. (Vancouver time) on October 30, 1996, or if subscribing for the second tranche of Special Warrants agrees to deliver to the Corporation not later than 5:00 p.m. (Vancouver time) on November 14, 1996; (a) two copies of this duly completed and executed Purchase Agreement; (b) two duly completed copies of the Representation Letter attached as Exhibit 1 hereto (c) two manually signed and completed copy of the Private Placement Questionnaire and Undertaking required by The Alberta Stock Exchange in the form attached hereto as Schedule "B"; (d) two duly completed Acknowledgement and Undertaking in the form attached hereto as Schedule "C", as appropriate; (e) such other documents as may be requested as contemplated by subsection 3(h) hereof; and (f) the payment of the Purchase Price in a manner acceptable to the US Agent which solicits its subscription.

10. The undersigned hereby irrevocably authorizes the applicable US Agent who solicits its subscription in its sole discretion:

         (a) to act as its representative at the closing and to execute in its name and on its behalf all closing receipts and documents required;

         (b) to approve any opinions, certificates or other documents addressed to the undersigned; and

         (c)      to  waive,   in  whole  or  in  part,   any   representations,
                  warranties, covenants or conditions for the benefit of the undersigned.

11. The Corporation shall be entitled to rely on delivery of a facsimile copy of this Purchase Agreement, and acceptance by the Corporation of such facsimile copies shall be legally effective to create a valid and binding agreement between the undersigned and the Corporation in accordance with the terms hereof.

12. The contract arising out of this Purchase Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the laws of Canada applicable thereto, and the undersigned hereby irrevocably attorns to the jurisdiction of the courts of the Province of Alberta with regard to any dispute or matter of interpretation arising therefrom. Time shall be of the essence hereof.

13. This Purchase Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

                  EXECUTED AND DATED at the City of , in the State of , this day of , 1996.



(Name of Purchaser - Please Print)                       (Purchaser's Address)


By:
         Authorized Signature


(Official Capacity or Title, if applicable-please print)  (Telephone Number)


(Please print name of individual whose signature appears above if different from the name of the subscriber printed above)

IF THE PURCHASER IS SIGNING AS AGENT FOR A PRINCIPAL, COMPLETE THE
FOLLOWING:


(Name of Principal)                            (Principal's Address)



REGISTRATION INSTRUCTIONS:                     DELIVERY INSTRUCTIONS:
Register the Special Warrants                  Deliver the Special Warrants
as set forth:                                  as set forth:




Name                                            Name


Account reference, if applicable                Account reference, if applicable


Address                                         Contact Name


                                                Telephone Number

                                   ACCEPTANCE

                  HealthCare Capital Corp. hereby accepts the above offer as of this day of , 1996.


                                       HEALTHCARE CAPITAL CORP.

                                       Per:

                                    EXHIBIT 1

                              REPRESENTATION LETTER


TO:               HEALTHCARE CAPITAL CORP.  (the "Corporation")

                  In connection with the purchase by the undersigned purchaser of Special Warrants of the Corporation and the issuance without payment of any additional consideration of one Common Share of the Corporation (a "Common Share") and one Common Share Purchase Warrant (a "Warrant") of the Corporation upon exercise of each Special Warrant, we confirm and agree as follows:

         (a) we are authorized to consummate the purchase of the Special Warrants and the Common Shares and the Warrants;

         (b) we are purchasing the Special Warrants and will acquire the Common Shares and Warrants issuable upon their exercise for our own account (or for accounts as to which we exercise investment discretion and have authority to make and do make the statements contained in this Letter), and not with a view to any resale, distribution or other disposition of such securities, or any part thereof in any transaction that would be in violation of the securities laws of the United States or any State thereof, subject, nevertheless, to the disposition of our property being at all times within our control;

         (c)      we  agree  that if we  decide  to  offer,  sell  or  otherwise transfer, pledge or hypothecate, or otherwise dispose of all or any part of such securities we will not offer, sell or otherwise transfer, pledge or hypothecate or otherwise dispose of any of them (other than pursuant to an effective registration statement under the Securities Act 1933, as amended (the "Securities Act")), directly or indirectly unless:

                 (i)       the disposition is to the Corporation; or

                 (ii) the disposition is made outside the United States in accordance with the requirements of Rule 904 of Regulation S under the Securities Act; or

                 (iii) the disposition is made pursuant to the exemption from registration under the Securities Act provided by Rule 144 thereunder if available; or

                 (iv) the disposition is made in a transaction that does not require registration under the Securities Act or any applicable United States state laws and regulations governing the offer and sale of securities, and we have therefore furnished to the Corporation an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation to that effect;

         (d) we understand and acknowledge that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the Securities Act or state securities laws, the certificates representing the Special Warrants and all certificates issued in exchange therefor or in substitution thereof, including certificates representing Common Shares and the Warrants issuable upon exercise of the Special Warrant, shall bear the following legend:

                  THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER IF AVAILABLE, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A SATISFACTORY LEGAL OPINION TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE WILL NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM THE R-M TRUST COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE R-M TRUST COMPANY AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT;

         provided that if the securities are being sold under paragraph (c)(ii) above, the legend may be removed by providing a declaration to The R-M Trust Company, as transfer agent for the Special Warrants, as the case may be, to the following effect (or as the Corporation may prescribe from time to time):

                  "The undersigned (A) acknowledges that the sale of the securities to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended, and (B) certifies that (1) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States or (b) the transaction was executed on or through the facilities of The Alberta Stock Exchange and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States, and (2) neither the seller, nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in connection with the offer and sale of such securities. Terms used herein have the meanings given to them by Regulation S.";

         (e) we have been afforded the opportunity (i) to ask such questions as we have deemed necessary of, and to receive answers from, representatives of the Corporation concerning the terms and conditions of the offering of the Special Warrants, and (ii) to obtain such additional information which the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy and completeness of the information contained in the Offering Documents; and

         (f) we are an "accredited investor" within the meaning of Rule 501(a) under the Securities Act as set out in Exhibit A to this Representation Letter, and (ii) by reason of our business and financial experience and the business and financial experience of those persons we retain to advise us with respect to investment in the Shares we, together with our advisors, have such knowledge, sophistication and experience in business and financial matters that we are capable of evaluating the merits and risks of the prospective investment.

                  We acknowledge that the representations and warranties and agreements contained herein are made by us with the intent that they may be relied upon by you in determining our eligibility or (if applicable) the eligibility of others on whose behalf we are contracting hereunder to purchase the Special Warrants. We further agree that by accepting the Special Warrants we shall be representing and warranting that the foregoing representations and warranties are true as at the closing time with the same force and effect as if they had been made by us at the closing time and that they shall survive the purchase by us of the Special Warrants and shall continue in full force and effect notwithstanding any subsequent disposition by us of the Special Warrants.

                  You are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


Date:
                                         Print Name of Purchaser

                                         By:
                                                 Print Name:
                                                 Title:

                                   Exhibit "A"


1. Accredited Investor - (defined in Rule 501(a) of SEC Reg. D) means any person who comes within any of the following categories at the time of the sale of the securities to that person: [Please initial next to the portion of the definition applicable to you]

         (a) any bank as defined in Section 3(a)(2) of the Securities Act of 1933, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of such Act whether acting in its individual or fiduciary capacity, any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, any insurance company as defined in Section 2(13) of the Securities Act of 1993, any investment company registered under the Investment Company Act of 1940 or a business development company as defined in
                  Section 2(a)(48) of the Investment Company Act of 1940, and small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000, any employee benefit plan within the meaning of Title 1 of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

         (b) any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

         (c) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

         (d) any director, executive officer, or general partner of the issuer of the securities being offered or sold or any director, executive officer, or general partner of a general partner of that issuer;

         (e) any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the purchase exceeds $1,000,000;

         (f) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income, with that person's spouse, in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

         (g) any trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); and

         (h) any entity in which all of the equity owners are Accredited Investors.



Note: The Investor should initial beside the portion of the above definition applicable to it.

         All monetary reference are in United States Dollars.

                       (TO BE COMPLETED BY ALL PURCHASERS)

                           THE ALBERTA STOCK EXCHANGE

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each private placement purchaser of listed securities or securities (including debt securities) which are convertible into listed securities.

1.       DESCRIPTION OF TRANSACTION

         (a)      Name of Issuer of the Securities:

                           HealthCare Capital Corp.

         (b)      Number and Description of Securities to be Purchased:

                           Special Warrants.

         (c) Description of any warrants or other convertible securities being issued:

                           Each Special Warrant is exercisable into one Common Share and one Warrant. Each Warrant entitles the holder to purchase one Common Share at a price of US$2.00 per Common Share until the expiry thereof, subject to an option of forced exercise or cancellation given to the Issuer should the closing bid for the Issuer's common shares be in excess of US $3.00, or the Canadian equivalent thereof, for a period of twenty (20) consecutive trading days (as traded on The Alberta Stock Exchange or another more senior North American stock exchange). Such option to be exercisable by the Issuer upon forty-five (45) days written notice to the Purchaser.

         (d)      Purchase Price:

                           US$1.25 per Special Warrant.

         (e) State the exemption under the Securities Act on which the company is relying to issue the shares:

                           Securities Act (British Columbia) - Section 55(2)(4) Securities Act (Alberta) - Section 107(1)(d) and 107(1)(z)

         (f)      State the hold period to which the shares will be subject:

                           British Columbia - 12 months from the date the Corporation becomes a reporting issuer in British Columbia, unless earlier qualified by Prospectus.

                           Alberta - 12 months from the Closing Date (date of purchase), unless earlier qualified by Prospectus.

                           United States - Attached as Schedule "A".

2.       DETAILS OF PURCHASER

         (a)      Name of Purchaser:

         (b)      Address:



         (c) If the purchaser is a corporation, state the jurisdiction of incorporation:





         (d)      General Nature of Business:





         (e) Names and addresses of persons having a greater than 5% beneficial interest in the purchaser:





3.       DEALINGS OR PURCHASER IN SECURITIES OF THE ISSUER

         Give the details of all trading by the purchaser in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the 60 days preceding the date hereof:



4.       RELATIONSHIP TO ISSUER

         (a) State if purchaser has any relationship with the issuer, direct or indirect:

         (b)      If the answer to (a) is yes, give details:

         (c) Does the purchaser own, directly or indirectly, any securities of the issuer at the date hereof (other than debt securities which are not convertible into equity securities); if so, give particulars:


5.       HOLD PERIOD

         State the applicable hold period:

                  British Columbia - 12 months from the date the Corporation becomes a reporting issuer in British Columbia, unless earlier qualified by Prospectus.

                  Alberta - 12 months from the Closing Date (date of purchase) unless earlier qualified by Prospectus.

                  United States - Attached as Schedule "A".

                                                   SCHEDULE "A"


         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER IF AVAILABLE, OR (D) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION AFTER PROVIDING A
         SATISFACTORY LEGAL OPINION TO THE CORPORATION. DELIVERY OF THIS CERTIFICATE WILL NOT CONSTITUTE "GOOD DELIVERY" IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA. A NEW CERTIFICATE, BEARING NO LEGEND, DELIVERY OF WHICH WILL CONSTITUTE "GOOD DELIVERY", MAY BE OBTAINED FROM THE R-M TRUST COMPANY UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE R-M TRUST COMPANY AND THE CORPORATION, TO THE EFFECT THAT THE SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT;

To:               The Alberta Stock Exchange


                  The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of this Private Placement Questionnaire and Undertaking.

                  The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom without the prior consent of The Alberta Stock Exchange and any other regulatory body having jurisdiction until either:

(a) the expiry of such period as is prescribed by the applicable securities legislation or a period of twelve months from the date of closing whichever is longer; or

(b) a period ending on the date that a receipt for a final prospectus relating to the said securities or any securities to be derived therefrom has been issued by the applicable Securities Commission.

                  If requested to do so by The Alberta Stock Exchange, the undersigned further undertakes to deposit the securities in escrow with a member of The Alberta Stock Exchange or a financial institution acceptable to The Alberta Stock Exchange, subject to the condition that they not be released or sold for a period equal to the applicable hold period without the prior consent of The Alberta Stock Exchange, and to cause such member or financial institution to confirm in writing to the Exchange that the securities have been so deposited. The undersigned acknowledges that it is aware that the removal of the securities from escrow will not entitle it to sell the securities in contravention of any applicable securities legislation.

                  Dated at this day of , 199__.



                                           (Name of Purchaser - please print)



                                           (Authorized Signature)



                                           (Official Capacity - please print)


                                           (Please   print  name  of  individual
                                           whose  signature  appears  above,  if
                                           different   from  name  of  purchaser
                                           printed above)

                CERTIFICATE OF NON-CANADIAN BENEFICIAL OWNERSHIP


                  The  undersigned   hereby   certifies  that  the  certificates
registered in the name of the undersigned are beneficially owned by persons that are not residents of Canada.




                  The undersigned further certifies that except as disclosed herein, the certificates registered in the name of the undersigned are not beneficially owned by any officers, directors or insiders of the Company.


                  Dated at , this day of , 1996.





                             Name of Certifying Party



                             Signature of Certifying Party of authorized signing officer of Certifying Party